Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1.	the quarterly report on Form 10-QA of Zoompass Holdings Inc., Inc. for the period ended September 30, 2019 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Zoompass Holdings, Inc

.

By:  /s/ Steven Roberts

Steven Roberts

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

Date:  January 22, 2020